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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 8, 2004:

                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                     001-16393                  74-2126120
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)

         2101 CITYWEST BLVD.
           HOUSTON, TEXAS                           77042-2827
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      Effective September 8, 2004, John W. Cox has resigned as BMC Software's ("BMC") Chief Accounting Officer and will leave BMC at the end of September 2004 to pursue other interests. Leonard E. Travis has been appointed as BMC's Chief Accounting Officer effective September 8, 2004.

      Mr. Travis, 41, has been Vice President & Controller of BMC since May 2004. From 2001 through 2004, Mr. Travis was Vice President, Corporate Controller of Arris Group. From 1998 through 2001, he was the Finance Director -- Europe of RELTEC Corporation and the Vice President of Finance of Marconi Services -- Americas, a division of RELTEC's successor, Marconi, Plc. Prior to 1998, Mr. Travis held various controller positions in finance and operations at RELTEC Corporation. Prior to RELTEC, Mr. Travis was with Material Sciences and Ernst & Whinney. Mr. Travis is a CPA and a CMA, and earned his MBA from The University of Chicago.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2004

                                    BMC SOFTWARE, INC.


                                    By: /s/ ROBERT H. WHILDEN, JR.
                                        ---------------------------------
                                        Robert H. Whilden, Jr.
                                        Senior Vice President, General
                                        Counsel and Secretary





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